UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 19, 2010
Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

41 Pinelawn Road
Melville, NY  11747
(Address of principal executive offices)

(631) 962-2000
(Registrant's telephone number, including area code)

N/A
(Former name or former address,
if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 19, 2010, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release announcing that its international partner for Tarceva® (erlotinib), Roche, informed OSI that the European Committee for Medicinal Products for Human Use has issued a positive opinion recommending approval of Tarceva as monotherapy for maintenance treatment in patients with locally advanced or metastatic non-small cell lung cancer  with stable disease following four cycles of standard platinum-based first-line chemotherapy. A copy of OSI’s press release, dated March 19, 2010, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 22, 2010, OSI issued a press release announcing the delivery of a Notice of Redemption to all holders of its 3.25% Convertible Senior Subordinated Notes due 2023.  A copy of OSI’s press release, dated March 22, 2010, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated March 19, 2010.
99.2	Press release dated March 22, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2010	OSI PHARMACEUTICALS, INC.

	By:	/s/ Barbara A. Wood
Barbara A. Wood
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 19, 2010.
99.2	Press release dated March 22, 2010.